MFS(R) EMERGING OPPORTUNITIES FUND
                             MFS(R) GEMINI U.K. FUND
                            MFS(R) GLOBAL VALUE FUND
                         MFS(R) TAX MANAGED EQUITY FUND


                      Supplement to the Current Prospectus


     The Board of Trustees which oversees the MFS Emerging Opportunities Fund, a series of MFS Series Trust IX, MFS Gemini U.K. Fund and MFS Global Value Fund, each a series of MFS Series Trust X, and MFS Tax Managed Equity Fund, a series of MFS Series Trust VIII (collectively, the "Funds"), voted at its meeting held on December 16, 2004, to terminate each Fund effective January 31, 2005, or as soon thereafter as practicable (the "Termination Date").

     Effective immediately, shares of each Fund are no longer available for purchase. Consequently, purchase orders for each Fund's shares received on or after December 16, 2004, will be rejected by the respective Fund. In anticipation of termination, a fund may liquidate portfolio securities and, as a result, may not be managed to meet its investment objective during such period. Shareholders not exempt from U.S. federal income taxation should be aware that the sale of such portfolio securities may increase the taxable distribution, if any, to shareholders of each Fund over (or affect the character of) that which they would have received absent the liquidation. Any such distribution will also reduce any gain or increase any loss recognized by each shareholder in the liquidation itself.

     Until a fund's Termination Date, shareholders may choose to redeem their Fund shares or exchange their shares for shares of the same class of any fund in the MFS Family of Funds(R) which permits exchanges at such fund's then current net asset value. If a shareholder takes no action, his or her shares will automatically be exchanged on the Termination Date for shares of the MFS(R) Money Market Fund without incurring any sales charges or fees. The redemption or exchange of shares typically will be a taxable event for shareholders with certain exceptions such as those participating in a qualified defined contribution, defined benefit, or other qualified retirement vehicle.

     MFS(R) Money Market Fund, a fund in the MFS Family of Funds, seeks to provide as high a level of current income as is considered consistent with the preservation of capital and liquidity. A copy of the MFS(R) Money Market Fund prospectus is attached for your reference.

     This Supplement also serves as formal notice of each Fund's termination pursuant to Section 9.2(a) of the Amended and Restated Declaration of Trust of each Trust for which the Funds are a series.


                The Date of this Supplement is December 16, 2004.